UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2015

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2015, Quicksilver Resources Inc. (the “Company”) received notification from the New York Stock Exchange (the “NYSE”) that the NYSE had determined to commence proceedings to delist the Company’s common stock in view of its abnormally low trading price, and trading in the Company’s common stock was suspended immediately.  The Company had previously disclosed that, on October 9, 2014, the NYSE had notified the Company that the 30-trading-day average closing price of the Company’s common stock had fallen below $1.00 per share, the minimum average share price required for continued listing of the Company’s common stock on the NYSE under Rule 802.01C of the NYSE Listed Company Manual.
The Company does not intend to appeal the delisting determination.  The Company's common stock is now traded on the OTC market, and the Company expects that its common stock will be traded on the OTCQB Marketplace within the next several days, under the ticker symbol “KWKA.”  The Company can provide no assurance that any trading market for these securities will exist on the OTCQB Marketplace.  The OTCQB Marketplace is a market tier operated by OTC Markets Group Inc. for over-the-counter traded companies.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 8, 2015.
Cautionary Note Regarding Forward-Looking Statements:
Certain statements contained in this report and other materials we file with the Securities and Exchange Commission (“SEC”), or in other written or oral statements made or to be made by us, other than statements of historical fact, are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements give our current expectations or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. Specific risks and uncertainties include, but are not limited to, whether a trading market for the Company’s common stock will exist on the OTCQB Marketplace or any other over the counter market, and those set forth under Item 1A, “Risk Factors”, of our most recent Annual Report on Form 10-K/A, and subsequent filings with the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Vanessa Gomez LaGatta
Vanessa Gomez LaGatta
Senior Vice President – Chief Financial Officer

Date: January 8, 2015

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated January 8, 2015.